SUPPLEMENT TO THE PROSPECTUS

The following information supplements and supersedes any contrary information contained in the Prospectus:

Effective October 4, 1999, Class B shares of Waddell & Reed Funds, Inc. will no longer be available by direct purchase; however, Class B shares of a Fund may be acquired by exchange of Class B shares of another Fund or corresponding shares of United Cash Management, Inc. Current Class B shareholders of a Fund may continue to hold their shares and continue to receive dividends and distributions paid in additional Class B shares of the Fund.



To be attached to the cover page of the Prospectus of Waddell & Reed Funds, Inc.

This Supplement is dated September 9, 1999.

WRS3000I